------------------
 SEMI-ANNUAL
------------------
 REPORT
------------------
 INTERNATIONAL
------------------
 EQUITY
------------------
 FUND
------------------

SEPTEMBER 30, 1997

                                                               TABLE OF CONTENTS
LETTER TO SHAREHOLDERS                                                         1

INVESTMENT ADVISER Q & A

  International Equity Fund                                                    3

PORTFOLIO OF INVESTMENTS

  International Equity Fund                                                    4

INTERNATIONAL EQUITY FUND

  Statement of Assets and Liabilities                                          9

  Statement of Operations                                                     10

  Statement of Changes in Net Assets                                          11

  Financial Highlights                                                        12

  Notes to Financial Statements                                               13

LIST OF ABBREVIATIONS                                                         20
  STAGECOACH FUNDS:
  --------------------------------------------------------------------------

- ARE NOT FDIC INSURED
- ARE NOT GUARANTEED BY WELLS FARGO BANK            [NO FDIC]
- ARE NOT DEPOSITS OR OBLIGATIONS OF WELLS FARGO
  BANK
- INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS
  OF PRINCIPAL

                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

---------------------

                                                          LETTER TO SHAREHOLDERS

------------------
TO OUR SHAREHOLDERS:
We are pleased to present you with the Stagecoach Semi-Annual Report for the six-month period ended September 30, 1997.

On October 27, shortly after the close of the reporting period for this Semi-Annual Report, the stock market suffered its worst one-day drop since 1987. As measured by the Dow Jones Industrial Average, the market lost 7.2% of its value.

By November 5, however, the Dow had recovered, at least temporarily, all that it had lost during the "crash."

What are the lessons shareholders can glean from these events? The only certainty is that there are no certainties when it comes to investing. Dramatic market movements can occur at any time for a variety of reasons -- and the effects can last for years or be corrected in just a few days. Perhaps the most significant lessons learned this October are the ones we have all heard before:

- HAVE A SOLID, LONG-TERM STRATEGIC PLAN. What are your goals? How long before you will need to spend the money you have invested? How much risk are you willing to tolerate? Solid planning with the long-term in mind will help you keep your focus during periods of short-term volatility.

- IF LONG-TERM GROWTH IS YOUR GOAL, STOCKS ARE HISTORICALLY THE BEST INVESTMENT. While bonds or cash may have a greater return than stocks during certain periods, over the long term stocks have outperformed every other investment class.

- USE ASSET ALLOCATION TO LIMIT VOLATILITY. The extent to which you should allocate your assets to less volatile classes depends on your individual circumstances, including such factors as how close you are to your investment horizon and to what extent you need to preserve capital. Seek the advice of an investment professional to help you determine your asset allocation.

During the six-month reporting period ended September 30, 1997 covered by this report, the equity market continued to post the type of strong gains we have seen over the last few years, with the S&P 500 showing a 26.26% total return. The bond market, as measured by the Lehman Brothers Long Government Bond Index, did better than it has in the recent past with a strong 11.67% return. These returns should help provide a context for the downturn of October 27; there is no guarantee, of course, that such robust returns will continue.

The following pages contain discussions of the individual Funds, including specific commentary on what affected the returns and how the portfolio managers tried to capture value or prepare for the future.

                                                           ---------------------

LETTER TO SHAREHOLDERS

There are expected to be some changes during the last quarter of 1997 for the Stagecoach Funds. Shareholders in the Overland Express Family of Funds have been asked to approve a merger with Stagecoach. Both Fund groups are advised by Wells Fargo Bank. If approved by Overland Shareholders, the merger is expected to occur on December 12, 1997. The merger will allow us to eliminate certain administrative and management costs, and will result in a single Fund family with over 30 Funds and approximately $20 billion in assets. In addition, several Funds are changing their names. The name changes are detailed within the discussion for the affected Funds.

Thank you for your continued investment with the Stagecoach Funds.

STAGECOACH FUNDS
NOVEMBER 1997

THE S&P 500 INDEX IS AN UNMANAGED INDEX OF 500 WIDELY HELD COMMON STOCKS REPRESENTING, AMONG OTHERS, INDUSTRIAL, FINANCIAL, UTILITY AND TRANSPORTATION COMPANIES LISTED OR TRADED ON NATIONAL EXCHANGES OR OVER-THE-COUNTER MARKETS. THE LEHMAN BROTHERS LONG GOVERNMENT BOND INDEX IS AN UNMANAGED INDEX COMPOSED OF U.S. GOVERNMENT BONDS WITH 20-YEAR OR LONGER MATURITIES.

---------------------
2

                                                       INTERNATIONAL EQUITY FUND

--------------------
INVESTMENT ADVISER Q&A
THIS FUND IS NEW. PLEASE GIVE US AN OVERVIEW OF THE FUND AS OF SEPTEMBER 30.

The new Stagecoach International Equity Fund was launched on September 23, 1997 with total assets of $36 million. As of September 30, 1997, the net asset value was $10.09 per share, up 0.9% from the initial launch price. At month end, the Fund had $39.9 million in assets with 60% of the assets invested in a diversified portfolio of 47 stocks representing over 12 countries and broadly spread across industry sectors. Given the short period of only 5 trading days (4 for overseas trades) before quarter end, performance figures for comparison purposes are not relevant.

CAN YOU TELL US YOUR OUTLOOK FOR THE ASIAN MARKETS?

Most of the world's stock markets experienced significant volatility in the third quarter. Of particular note were the declines experienced in Asian markets. Japan's key index fell 13% in the period following a significant contraction in GDP growth and continued problems in the banking and consumer sectors. The Fund is not heavily invested in Japan, only 6.85% of assets, but both Sony and Canon are two of the "top 10" largest positions in the Fund. Smaller Asian markets faltered considerably in the wake of the currency turmoil that spread through the region this summer. We have not initiated investments in the smaller markets, preferring to see stabilization of currencies, declining interest rates and renewed investor confidence before we do so. The Hong Kong market is influenced by the prospects for China in the intermediate term. We believe the Chinese economy is poised for considerable expansion over the next 12 months. Our Hong Kong investments (4.08% of assets) all have exposure to key growth opportunities including infrastructure and property development, telecommunications, trade and financial services.

AND WHAT IS YOUR OUTLOOK FOR EUROPE?

European markets enjoyed strong returns in the most recent quarter despite brief corrections in August in response to fears that interest rates would increase. Mild currency weakness dampened returns only. In U.S. dollar terms, the strongest markets included Italy, the UK, Germany and the Nordic block. The Fund is most heavily weighted toward the UK at this time, with a 13.99% exposure of assets. Investments in Germany represent approximately 5.06% of the Fund's portfolio.

WHAT DO YOU EXPECT TO DO OVER THE NEXT FEW MONTHS?

We will continue building positions in existing holdings and adding new ideas. The autumn is expected to see privatization offerings from France, Portugal, Italy, Australia and China as governments sell businesses into private hands. We are reviewing these issues with respect to both value and growth potential.

                                                           ---------------------

INTERNATIONAL EQUITY FUND (UNAUDITED)
-----------------------------------------------------
PORTFOLIO OF INVESTMENTS  - SEPTEMBER 30, 1997

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCK - 61.83%
             BRAZIL - 1.51%
     14,300  Aracruz Cellulose SA ADR                                        $    302,795  $     294,043
      2,400  Telecomunicacoes Brasileira ADR                                      300,888        309,000
                                                                             ------------  --------------
                                                                             $    603,683  $     603,043

             CANADA - 1.18%
      6,000  Potash Corp of Saskatchewan                                     $    451,611  $     470,673

             FINLAND - 1.57%
      6,700  Nokia Corp ADR                                                  $    598,668  $     628,543

             FRANCE - 2.95%
      3,200  SGS - Thomson Microelectronic                                   $    590,047  $     584,233
      5,200  Total SA Class B                                                     610,828        595,190
                                                                             ------------  --------------
                                                                             $  1,200,875  $   1,179,423

             GERMANY - 5.06%
     13,200  Dresdner Bank AG                                                $    602,063  $     606,866
      1,200  SAP AG                                                               319,602        320,690
      3,300  SGL Carbon AG                                                        472,356        484,857
      9,000  Siemens AG                                                           604,640        608,174
                                                                             ------------  --------------
                                                                             $  1,998,661  $   2,020,587

             HONG KONG - 4.08%
     70,000  Cheung Kong                                                     $    778,640  $     786,968
     15,200  HSBC Holdings Plc                                                    477,586        508,727
     34,000  Hutchison Whampoa                                                    320,479        335,012
                                                                             ------------  --------------
                                                                             $  1,576,705  $   1,630,707

------------------------
4

                                           INTERNATIONAL EQUITY FUND (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCK (CONTINUED)
             IRELAND - 2.33%
      9,100  Elan Corporation +                                              $    469,566  $     457,202
     82,400  Ryanair Holdings Plc +                                               461,979        473,717
                                                                             ------------  --------------
                                                                             $    931,545  $     930,919

             ISRAEL - 1.78%
     15,000  Koor Industries Ltd ADR                                         $    305,587  $     309,375
     20,000  Tefron Ltd +                                                         370,412        400,000
                                                                             ------------  --------------
                                                                             $    675,999  $     709,375

             ITALY - 1.86%
    118,000  ENI SPA                                                         $    748,368  $     743,282

             JAPAN - 6.85%
     25,000  Canon Inc                                                       $    737,862  $     730,967
      8,000  Honda Motor Co Ltd                                                   287,664        278,968
         40  Nippon Telegraph & Telephone Corp                                    370,064        367,762
      5,000  Secom Co Ltd                                                         331,129        337,529
      7,600  Seven Eleven Japan Ltd                                               305,849        300,173
      7,600  Sony Corp                                                            716,486        717,633
                                                                             ------------  --------------
                                                                             $  2,749,054  $   2,733,032

             MEXICO - 2.29%
     11,900  Panamerican Beverages Inc Class A                               $    454,363  $     464,843
     20,000  TV Azteca SA +                                                       453,700        450,000
                                                                             ------------  --------------
                                                                             $    908,063  $     914,843

             NETHERLANDS - 4.38%
      9,600  Philips Electronics NV ADR                                      $    766,827  $     806,400
      8,500  Royal Dutch Petroleum                                                458,914        471,750
      2,200  Unilever NV                                                          469,153        469,766
                                                                             ------------  --------------
                                                                             $  1,694,894  $   1,747,916

                                                           ---------------------

INTERNATIONAL EQUITY FUND (UNAUDITED)

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCK (CONTINUED)
             NEW ZEALAND - 1.13%
     81,900  Tranz Rail Holdings Ltd                                         $    456,062  $     450,802

             NORWAY - 1.61%
      9,500  Petroleum Geo-Services                                          $    605,060  $     642,398

             PORTUGAL - 0.76%
     17,600  Electricidade De Portugal SA                                    $    303,517  $     302,334

             SPAIN - 3.42%
     19,000  Banco Santander                                                 $    600,220  $     622,844
     23,600  Telefonica De Espana                                                 752,992        741,998
                                                                             ------------  --------------
                                                                             $  1,353,212  $   1,364,842

             SWEDEN - 1.89%
     15,700  Ericsson (LM) Tel ADR                                           $    749,892  $     752,618

             SWITZERLAND - 3.19%
        350  Nestle                                                          $    491,329  $     488,269
        300  Novartis AG                                                          467,315        460,657
      1,200  Schweizerische Bankverein                                            323,177        324,732
                                                                             ------------  --------------
                                                                             $  1,281,821  $   1,273,658

             UNITED KINGDOM - 13.99%
    116,500  Amvescap Plc                                                    $    766,240  $     780,060
     32,900  Bass Plc                                                             447,884        444,304
     43,100  Boots Co Plc                                                         613,287        611,295
     30,600  British Petroleum Co Plc                                             457,858        462,427
     10,200  Glaxo Wellcome Plc ADR                                               451,314        458,362
     67,000  Reuters Holdings Plc                                                 757,457        795,497
     65,000  Select Appointments Plc                                              625,911        624,754
     16,500  Smithkline Beecham Plc ADR                                           761,479        806,456
    112,000  Vodafone Group Plc                                                   606,140        600,667
                                                                             ------------  --------------
                                                                             $  5,487,570  $   5,583,822
             TOTAL COMMON STOCK                                              $ 24,375,260  $  24,682,817

------------------------
6

                                           INTERNATIONAL EQUITY FUND (UNAUDITED)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $24,375,260)* (Notes 1 and 3)                      61.83%               $  24,682,817
              Other Assets and Liabilities, Net                        38.17                   15,239,918
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  39,922,735
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $    425,250
Gross Unrealized Depreciation       (117,693)
                                ------------
NET UNREALIZED APPRECIATION     $    307,557
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

------------------------
8

            STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED) - SEPTEMBER 30, 1997

                                             INTERNATIONAL
                                             EQUITY FUND
--------------------------------------------------------

ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)                              $24,682,817
  Cash                                        23,536,745
  Cash denominated in foreign currencies
    (cost $6,887,535)                          6,889,695
Receivables:
  Interest                                        24,761
  Fund shares sold                             1,420,636
Organization expenses, net of
  amortization                                    63,650
TOTAL ASSETS                                  56,618,304

LIABILITIES
Payables:
  Investment securities purchased             16,613,745
  Due to sponsor and distributor (Note
    2)                                            67,072
  Due to WFB (Note 2)                              6,803
  Loss on foreign currency forward
    contracts                                      4,949
  Other                                            3,000
TOTAL LIABILITIES                             16,695,569
TOTAL NET ASSETS                             $39,922,735
NET ASSETS CONSIST OF:
  Paid-in capital                            $39,579,698
  Undistributed net investment income             11,536
  Undistributed net realized gain (loss)
    on investments and foreign currency
    transactions                                  (3,374)
  Net unrealized appreciation on
    investments and translation of
    assets and liabilities in foreign
    currencies                                   334,875
TOTAL NET ASSETS                             $39,922,735

COMPUTATION OF NET ASSET VALUE AND
OFFERING PRICE PER SHARE
Net assets - Class A                         $18,211,273
Shares outstanding - Class A                   1,805,226
Net asset value per share - Class A               $10.09
Maximum offering price per share - Class
  A                                               $10.65(1)
Net assets - Class B                         $21,711,462
Shares outstanding - Class B                   2,152,485
Net asset value and offering price per
  share - Class B                                 $10.09
INVESTMENT AT COST (NOTE 3)                  $24,375,260
--------------------------------------------------------

(1) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/94.75 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENT OF OPERATIONS (UNAUDITED)

                                             INTERNATIONAL
                                               EQUITY FUND
                                             -------------
                                                FROM SEPT.
                                                  24, 1997
                                             (COMMENCEMENT
                                                        OF
                                               OPERATIONS)
                                              TO SEPT. 30,
                                                      1997
----------------------------------------------------------

INVESTMENT INCOME
  Interest                                   $      24,761
TOTAL INVESTMENT INCOME                             24,761

EXPENSES (NOTE 2)
  Advisory fees                                      6,292
  Administration fees                                  624
  Custody fees                                         912
  Shareholder servicing fees                         1,573
  Portfolio accounting fees                            764
  Transfer agency fees                                 881
  Distribution fees                                  2,844
  Amortization of organization expenses                329
  Legal and audit fees                                 674
  Registration fees                                    658
  Directors' fees                                       76
  Shareholder reports                                  493
  Other                                                187
TOTAL EXPENSES                                      16,307
Less:
  Waived fees and reimbursed expenses               (3,082)
Net Expenses                                        13,225
NET INVESTMENT INCOME                               11,536

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) from:
    Investments                                          0
    Foreign currency transactions                   (3,374)
  Net change in unrealized appreciation
    of:
    Investments                                    307,557
    Translation of assets and
      liabilities in foreign currencies             27,318
NET GAIN ON INVESTMENTS AND FOREIGN
CURRENCIES                                         331,501
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                              $     343,037
----------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

---------------------
10

                                  STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                             INTERNATIONAL
                                               EQUITY FUND
                                             -------------
                                                FROM SEPT.
                                                  24, 1997
                                             (COMMENCEMENT
                                                        OF
                                               OPERATIONS)
                                              TO SEPT. 30,
                                                      1997
----------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income                      $      11,536
  Net realized gain (loss) from
    investments and foreign currency
    transactions                                    (3,374)
  Net change in unrealized appreciation
    of investments and translation of
    assets and liabilities in foreign
    currencies                                     334,875
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                    343,037

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
  CLASS A                                                0
  CLASS B                                                0

CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold - Class A           18,053,077
  Reinvestment of dividends - Class A                    0
  Cost of shares redeemed - Class A                      0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                          18,053,077
  Proceeds from shares sold - Class B           21,526,621
  Reinvestment of dividends - Class B                    0
  Cost of shares redeemed - Class B                      0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                          21,526,621
INCREASE IN NET ASSETS                          39,922,735

NET ASSETS:
  Beginning net assets                                   0
  ENDING NET ASSETS                          $  39,922,735
----------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS (UNAUDITED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                             INTERNATIONAL
                                                                           EQUITY FUND (1)
                                                                    ----------------------
                                                                       CLASS A     CLASS B
                                                                    ----------  ----------
                                                                        PERIOD      PERIOD
                                                                         ENDED       ENDED
                                                                     SEPT. 30,   SEPT. 30,
                                                                          1997        1997
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.00      $10.00
                                                                    ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                   0.00        0.00
  Net realized and unrealized gain of investments and foreign
    currencies                                                            0.09        0.09
                                                                    ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                          0.09        0.09
LESS DISTRIBUTIONS:
  Dividends from net investment income                                    0.00        0.00
  Distributions from net realized gain of investments and foreign
    currencies                                                            0.00        0.00
                                                                    ----------  ----------
TOTAL FROM DISTRIBUTIONS                                                  0.00        0.00
                                                                    ----------  ----------
NET ASSET VALUE, END OF PERIOD                                          $10.09      $10.09
                                                                    ----------  ----------
                                                                    ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)                                            0.90%       0.90%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                     $18,211     $21,711
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                                1.73%       2.12%
  Ratio of net investment income to average net assets                   2.13%       1.54%
Portfolio Turnover                                                       0.00%       0.00%
Average Commission Rate Paid                                           $0.0880     $0.0880
------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses                                                    2.60%       2.27%
Ratio of net investment income to average net assets prior to
  waived fees and reimbursed expenses                                    1.26%       1.39%
------------------------------------------------------------------------------------------

(1)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 24, 1997.

The accompanying notes are an integral part of these financial statements.

---------------------
12

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Stagecoach Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Company commenced operations on January 1, 1992, and currently offers twenty-seven separate series. These financial statements represent the International Equity Fund (the "Fund"), a diversified series of the Company.

On September 24, 1997, the Fund commenced offering Class A and Class B shares. The two classes of shares differ principally in the applicable sales charges and distribution fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Gains are allocated to each class pro rata based upon net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weightings of pro rata income and gain allocations and from differences in separate class expenses, including distribution fees.

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. These estimates and assumptions should not be considered an indication of actual or expected figures; actual results may differ.

INVESTMENT POLICY AND SECURITY VALUATION

Securities that are listed on U.S. or recognized foreign stock exchanges or the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the last reported sales price on the day of valuation. The market values of securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation. U.S. Government obligations are valued at the reported bid price. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding debt instruments maturing in 60 days or

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) less, the valuations are based on latest quoted bid prices. Debt instruments maturing in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost plus accretion of discount or minus amortization of premium until maturity, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined by policies set by the Company's Board of Directors.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rate of exchange at the date of valuation. Purchase and sales of securities, income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. However, gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. Federal income tax purposes.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded no later than one business day after trade date. Interest income is accrued daily. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date, except, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized as required by the Internal Revenue Code of 1986, as amended (the "Code").

REPURCHASE AGREEMENTS

Transactions involving purchases of securities under agreements to resell such

---------------------
14

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
securities ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in the Fund's Portfolio of Investments. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank, N.A. ("WFB"). The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held in the Fund, if any, are collateralized by instruments such as U.S. Treasury or federal agency obligations.

FOREIGN CURRENCY FORWARD CONTRACTS

A foreign currency forward contract ("Forward") is an obligation to purchase or sell a specific currency for an agreed price at a future date. A Forward generally has no deposit requirement and is traded at a net price without commission. The Fund currently enters into a Forward for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. The value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time the contract was closed. Forwards do not eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline. On September 30, 1997 the Fund held the following open foreign currency forward contracts:

                                                                                          U.S. DOLLAR
                                                        FOREIGN                    U.S.           NET
                                                       CURRENCY        U.S.      DOLLAR    UNREALIZED
                                      SETTLEMENT          UNITS      DOLLAR    VALUE AT  APPRECIATION/
CURRENCY                                   DATE       PURCHASED    PROCEEDS     9/30/97  (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
PURCHASE CONTRACTS
French Franc                           10/31/97       7,136,801   1,208,705   1,207,316  $     (1,389)
British Pound                          10/02/97       2,242,697   3,605,583   3,613,349         7,766
Irish Punt                             10/02/97         635,130     929,703     921,980        (7,724)
Italian Lira                           10/02/97   1,292,188,972     749,617     748,833          (784)
New Zealand Dollar                     10/02/97         710,544     456,809     455,156        (1,653)
Portuguese Escudo                      10/01/97      54,617,940     304,702     303,537        (1,165)
                                                                                               ------
                                                                                         $     (4,949)
                                                                                               ------
                                                                                               ------

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income and net realized capital gains, if any, are declared and distributed at least annually.

FEDERAL INCOME TAXES

The Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Company to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) are recorded by the Fund. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

ORGANIZATION EXPENSES

The Fund has been charged for expenses incurred in connection with the organization and initial registration of the Fund and/or class of shares. These expenses are being amortized by the Fund on a straight-line basis over 60 months from the date the Fund and/or class commenced operations.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into an advisory contract on behalf of the Fund with WFB. Pursuant to the contract, WFB has agreed to provide the Fund with daily portfolio management. Under the contract, WFB is entitled to be paid a monthly advisory fee at an annual rate of 1.00% of the Fund's average daily net assets.

Investors Bank & Trust Company ("IBT") has been retained to act as custodian for the Fund. For domestic and global custody services, IBT is entitled to a fee based upon security holdings and transaction charges.

The Company has entered into a portfolio accounting contract on behalf of the Fund with WFB. For portfolio accounting services, WFB is entitled to a monthly base fee of $2,000 plus an annual fee of 0.07% of the first $50 million of the Fund's average daily net assets, 0.045% of the next $50 million, and 0.02% of the Fund's average daily net assets in excess

---------------------
16

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
of $100 million. WFB has engaged IBT to perform certain sub-accounting services for the Fund. For providing such services, IBT is entitled to fees and reimbursement of expenses from WFB, which are payable out of the fees received by WFB for portfolio accounting services.

The Company has entered into a contract on behalf of the Fund with WFB, whereby WFB provides transfer agency services for the Fund. Under the transfer agency contract, WFB is entitled to receive transfer agency fees at an annual rate of 0.14% of the average daily net assets of the Class A and Class B shares of the Fund.

The Company has entered into a contract on behalf of the Fund with WFB, whereby WFB has agreed to provide shareholder services for the Fund. Pursuant to the contract, WFB is entitled to receive shareholder servicing fees at an annual rate of 0.25% of the average daily net assets of the Class A and Class B shares of the Fund.

The Company has entered into agreements on behalf of the Fund whereby WFB as administrator and Stephens Inc. ("Stephens") as co-administrator provide the Fund with administration services. For these services, WFB and Stephens are entitled to receive monthly fees at the annual rates of 0.06% and 0.04%, respectively, of the Fund's average daily net assets. WFB has engaged IBT to perform certain sub-administration services for the Fund. For providing such services, IBT is entitled to fees from WFB, which are payable out of the fees received by WFB for administration services.

The Company has adopted separate Distribution Plans for Class A and Class B shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan"). The Plans provide that the Fund may pay, as compensation for distribution-related services or as reimbursement for distribution-related expenses, a monthly fee at an annual rate of up to 0.10% of the average daily net assets attributable to its Class A shares and up to 0.75% of the average daily net assets attributable to its Class B shares.

The Fund may participate in joint distribution activities with other Funds, in which event, expenses reimbursed out of the assets of one of the Funds may be attributable, in part, to the distribution-related activities of another Fund. Generally, the expenses of joint distribution activities are allocated among the Funds in proportion to their relative net asset sizes.

Distribution fees paid on behalf of the Fund for the period from September 24, 1997 to September 30, 1997 were as follows:

                                                                   DISTRIBUTION    DISTRIBUTION
FUND                                                               FEES CLASS A    FEES CLASS B
-----------------------------------------------------------------------------------------------
International Equity Fund                                        $          289  $        2,555

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

WAIVED FEES AND REIMBURSED EXPENSES

The amount shown as waived fees and reimbursed expenses on the Statement of Operations for the period ended September 30, 1997 was waived by WFB. Waived fees and reimbursed expenses continue at the discretion of WFB and Stephens.

Certain officers and one director of the Company are also officers of Stephens. As of September 30, 1997, Stephens owned 2 shares of the Fund.

Stephens has retained $2,566,666 as sales charges from the proceeds of Class A shares sold and $419,434 from the proceeds of Class B shares redeemed by the Company for the six months ended September 30, 1997. Wells Fargo Securities Inc., a subsidiary of WFB, received $2,556,342 as sales charges from the proceeds of Class A shares sold and $419,434 from the proceeds of Class B shares redeemed by the Company for the six months ended September 30, 1997.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date), for the Fund for the period from September 24, 1997 to September 30, 1997, were as follows:

                                                     INTERNATIONAL
AGGREGATE PURCHASES AND SALES                          EQUITY FUND
------------------------------------------------------------------
Total purchases at cost                             $   24,375,260
Total sales proceeds                                           N/A

---------------------
18

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS

As of September 30, 1997, there were over 106 billion shares of $0.001 par value capital stock authorized by the Company. As of September 30, 1997, the Fund was authorized to issue 100 million Class A shares and 100 million Class B shares of $0.001 par value capital stock. Capital share transactions for the Fund were as follows:

                                                                                  FROM SEPT. 24,
                                                                                            1997
                                                                                   (COMMENCEMENT
                                                                                  OF OPERATIONS)
                                                                                              TO
                                                                                  SEPT. 30, 1997
------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
Shares sold -- Class A                                                                 1,805,226
Shares issued in reinvestment of dividends -- Class A                                          0
Shares redeemed -- Class A                                                                     0
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- CLASS A                               1,805,226
Shares sold -- Class B                                                                 2,152,485
Shares issued in reinvestment of dividends -- Class B                                          0
Shares redeemed -- Class B                                                                     0
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- CLASS B                               2,152,485

                                                           ---------------------

LIST OF ABBREVIATIONS

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG              --   Association of Bay Area Governments
ADR               --   American Depository Receipts
AMBAC             --   American Municipal Bond Assurance Corporation
AMT               --   Alternative Minimum Tax
ARM               --   Adjustable Rate Mortgages
BART              --   Bay Area Rapid Transit
CDA               --   Community Development Authority
CDSC              --   Contingent Deferred Sales Charge
CGIC              --   Capital Guaranty Insurance Company
CGY               --   Capital Guaranty Corporation
CMT               --   Constant Maturity Treasury
COFI              --   Cost of Funds Index
CONNIE LEE        --   Connie Lee Insurance Company
COP               --   Certificate of Participation
CP                --   Commercial Paper
DW&P              --   Department of Water & Power
DWR               --   Department of Water Resources
EDFA              --   Education Finance Authority
FGIC              --   Financial Guaranty Insurance Corporation
FHA               --   Federal Housing Authority
FHLMC             --   Federal Home Loan Mortgage Corporation
FNMA              --   Federal National Mortgage Association
FSA               --   Financial Security Assurance, Inc
GNMA              --   Government National Mortgage Association
GO                --   General Obligation
HFA               --   Housing Finance Authority
HFFA              --   Health Facilities Financing Authority
IDA               --   Industrial Development Authority
LIBOR             --   London Interbank Offered Rate
LOC               --   Letter of Credit
MBIA              --   Municipal Bond Insurance Association
MFHR              --   Multi-Family Housing Revenue
MUD               --   Municipal Utility District
PCFA              --   Pollution Control Finance Authority
PCR               --   Pollution Control Revenue
PFA               --   Public Finance Authority
PSFG              --   Public School Fund Guaranty
RAW               --   Revenue Anticipation Warrants
RDA               --   Redevelopment Authority
RDFA              --   Redevelopment Finance Authority
R&D               --   Research & Development
SFMR              --   Single Family Mortgage Revenue
TBA               --   To Be Announced
TRAN              --   Tax Revenue Anticipation Notes
USD               --   Unified School District
V/R               --   Variable Rate

---------------------
20

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                                                           ---------------------

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---------------------
22

Wells Fargo Bank provides investment advisory services, shareholder services, and certain other services for the Stagecoach Funds. The Funds are sponsored and distributed by STEPHENS INC., Member NYSE/SIPC. Wells Fargo Bank is not affiliated with Stephens Inc.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Stagecoach Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-260-5969. Read the prospectus carefully before you invest or send money.

SC ILR AR (11/97)

STAGECOACH
FUNDS-REGISTERED TRADEMARK-
P.O. Box 7066
San Francisco, CA 94120-7066
DATED MATERIAL
PLEASE EXPEDITE

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                                               -C- 1997 Stagecoach Funds